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                                                                       EXHIBIT 1
                                                                              to
                                                                    SCHEDULE 13D

                           JOINT ACQUISITION STATEMENT
                        PURSUANT TO SECTION 240.13d-1(k)


         The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate.

Dated: December 12, 2005                EDELL FAMILY TRUST DATED JUNE 1, 1991


                                        By: /s/ Jeffrey S. Edell
                                            --------------------------------
                                            Jeffrey S. Edell, Trustee



                                        By:  /s/ Elaine Hastings Edell
                                             -------------------------------
                                             Elaine Hastings Edell, Trustee



                                        By:  /s/ Jeffrey S. Edell
                                             -------------------------------
                                             Jeffery S. Edell



                                        By:  /s/ Elaine Hastings Edell
                                             -------------------------------
                                             Elaine Hastings Edell